Prospectus Supplement

February 12, 2015

E.I.I. Realty Securities Trust

E.I.I. Realty Securities Fund (“Domestic Fund”)

E.I.I. International Property Fund (“International Fund”)

E.I.I. Global Property Fund (“Global Fund”)

Institutional Class

SUPPLEMENT DATED FEBRUARY 12, 2015

TO THE PROSPECTUS DATED OCTOBER 28, 2014

In the section entitled “E.I.I. Realty Securities Fund — Summary Section — Fund Expenses” on page 11 of the Prospectus, footnote 1 to the Annual Fund Operating Expenses table is hereby replaced with the following:

The Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Domestic Fund (excluding certain investment related and extraordinary expenses, and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses to not more than 0.80% of the average daily net assets of the Institutional Class shares of the Domestic Fund. This expense limitation may not be amended or withdrawn until one year from the date of this Prospectus and upon notice to shareholders. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the Domestic Fund or as stated in the year in which the fee was waived, as applicable.

In the section entitled “E.I.I. Realty Securities Fund — Summary Section — Fund Expenses — Example” beginning on page 11 of the Prospectus, the paragraph under the Example table is hereby replaced with the following:

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Domestic Fund. Actual expenses may be higher or lower than those reflected above. The example reflects the expense waiver/reimbursement by the Adviser for only the One Year period and the first year of the other periods presented. In circumstances where the Adviser may be in a position to recoup previously waived expenses for the Domestic Fund, to the extent applicable, the estimated impact of any recoupment would be shown in the example for the One Year or the first year of the other period in which it is available. Waivers of fund fees and expenses and their subsequent potential recoupment are subject to the parameters detailed above in the footnote to the Annual Fund Operating Expenses table.

In the section entitled “E.I.I. Realty Securities Fund — Summary Section — Principle Investment Risks” beginning on page 12 of the Prospectus, the last paragraph before “Investor Profile” is hereby replaced with the following:

Redemptions may pose additional risks to the Funds in that the Fund may need to sell assets to meet redemptions at inopportune times. The Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

Additionally, the Fund may engage in active and frequent trading of its portfolio securities. The Fund's annual portfolio turnover rate may be greater than 100%. A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders.

The following risk is added to the section entitled “Additional Information about Investment Strategies and Related Risks — Risk Factors Generally” under the paragraph entitled “Redemption Risk” on page 21 of the Prospectus:

Portfolio Turnover Risk

Each Fund may engage in active and frequent trading of its portfolio securities. Each Fund's annual portfolio turnover rate may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held by each Fund. A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders.

The last sentence in the section entitled “Additional Information about Investment Strategies and Related Risks — Portfolio Holdings” on page 21 of the Prospectus is hereby removed.

In the section entitled “Investing In The Funds — How To Open Your Account” on page 25 of the Prospectus, “the Funds directly at (800) 667-0794 or” is hereby removed.

In the section entitled “Investing In The Funds — How To Purchase Shares” beginning on page 25 of the Prospectus, the wiring instructions are hereby replaced with the following:

The wiring instructions are:

Bank of New York Mellon
ABA # 011-0012-34
Credit DDA #00-0073-3903BNY Mellon Investment Servicing (US) Inc. as agent for the [Insert Fund Name] – Institutional Class shares
Further Credit:  Beneficiary Name, Beneficiary Fund/Account Number

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee. Please call the Transfer Agent at (888) 323-8912 should you require assistance with your wire transfer.

You may also send a check to the address listed on the following page, payable to specific fund: (E.I.I. International Property Fund, E.I.I. Global Property Fund or E.I.I. Realty Securities Fund).

The section entitled “Other Information About the Funds —Portfolio Turnover” on page 31 of the Prospectus is hereby replaced with the following:

Each of the International Fund and the Global Fund anticipates that its portfolio turnover rate for any one year will not exceed 75%, which, in each case, is lower than the turnover rate for many comparable real estate securities funds. No Fund will limit its portfolio turnover when market conditions and/or redemptions dictate a more active trading policy and trading portfolio securities is appropriate. A high portfolio turnover rate could result in high brokerage costs, lower performance, and an increase in taxable capital gains distributions to the stockholders. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to a Fund and will decrease the portion of the Fund’s distributions constituting taxable capital gains.

In the section entitled “Other Information About the Funds — Investment Performance” on page 31 of the Prospectus, the last sentence is hereby replaced with the following:

You may obtain a copy of the Annual and Semi-Annual Reports free of charge by calling the Transfer Agent toll-free at (888) 323-8912.

In the section entitled “Investment Adviser and Administrator” on the back page of the Prospectus, the phone number “(800) 667-0794” is hereby removed.

In the section entitled “To Review or Obtain This Information” on the back page of the Prospectus, the first sentence is hereby replaced with the following:

The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Transfer Agent toll-free at (888) 323-8912, by calling or writing a broker-dealer or other financial intermediary that sells the Funds or through the Funds’ website at http://www.eiicm.com/about-us/investor-login.

Please retain this Supplement for future reference.